Exhibit 99.5

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR
                                                                    ---------     ---------     ---------     ---------    ----------
    EARNINGS CONTRIBUTION BY SUBSIDIARY ($ MILLIONS)

1      Arizona Public Service                                       $      33     $      96     $     124     $      54     $     307
2      Pinnacle West Energy                                                --            (1)           --            (1)           (2)
3      APS Energy Services                                                 (2)           (2)           --            (9)          (13)
4      SunCor                                                               5             1             2             3            11
5      El Dorado                                                           19            (3)           (9)           (5)            2
6      Parent Company                                                      (1)           (1)           (1)           --            (3)
                                                                    ---------     ---------     ---------     ---------     ---------

7         Income Before Accounting Change                                  54            90           116            42           302

       Cumulative Effect of Change in Accounting -
8         Net of Tax                                                       --            --            --            --            --
                                                                    ---------     ---------     ---------     ---------     ---------

9         Net Income                                                $      54     $      90     $     116     $      42     $     302
                                                                    =========     =========     =========     =========     =========

    EARNINGS PER SHARE BY SUBSIDIARY - DILUTED

10     Arizona Public Service                                       $    0.39     $    1.13     $    1.46     $    0.63     $    3.61
11     Pinnacle West Energy                                                --         (0.01)        (0.01)        (0.01)        (0.03)
12     APS Energy Services                                              (0.02)        (0.03)           --         (0.11)        (0.16)
13     SunCor                                                            0.06          0.01          0.03          0.04          0.14
14     El Dorado                                                         0.22         (0.04)        (0.10)        (0.06)         0.02
15     Parent Company                                                   (0.01)           --         (0.01)           --         (0.02)
                                                                    ---------     ---------     ---------     ---------     ---------

16        Income Before Accounting Change                                0.64          1.06          1.37          0.49          3.56

       Cumulative Effect of Change in Accounting -
17        Net of Tax                                                       --            --            --            --            --
                                                                    ---------     ---------     ---------     ---------     ---------

18        Net Income                                                $    0.64     $    1.06     $    1.37     $    0.49     $    3.56
                                                                    =========     =========     =========     =========     =========

19  BOOK VALUE PER SHARE                                            $   26.29     $   27.00     $   28.01     $   28.09     $   28.09

    COMMON SHARES OUTSTANDING - DILUTED (THOUSANDS)
20     Average                                                         84,834        84,891        85,012        85,015        84,935
21     End of Period                                                   84,723        84,727        84,779        84,715        84,715

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR
                                                                    ---------     ---------     ---------     ---------    ----------
    ELECTRIC OPERATING REVENUES
       (DOLLARS IN  MILLIONS)
    Retail
22     Residential                                                  $     157     $     228     $     324     $     172     $     881
23     Business                                                           196           253           275           211           935
                                                                    ---------     ---------     ---------     ---------     ---------
24        Total retail                                                    353           481           599           383         1,816
                                                                    ---------     ---------     ---------     ---------     ---------
    Wholesale revenue on delivered electricity
25     Traditional contracts                                               12            18            75            16           121
26     Retail load hedge management                                         7            36           471            46           560
       Marketing and trading -- delivered
27        Generation sales other than native load                           9            13            14            80           116
28        Other delivered electricity (a)                                  56           134           408           276           874
                                                                    ---------     ---------     ---------     ---------     ---------
29        Total delivered marketing and trading                            65           147           422           356           990
                                                                    ---------     ---------     ---------     ---------     ---------
30     Total delivered wholesale electricity                               84           201           968           418         1,671
                                                                    ---------     ---------     ---------     ---------     ---------
    Other marketing and trading
       Realized margins on delivered commodities
31        other than electricity (a)                                       (5)            1            (4)           (1)           (9)
       Prior period mark-to-market (gains) losses on
32        contracts delivered during current period (a)                    --            --           (17)           (2)           (2)
       Change in mark-to-market for
33        future-period deliveries                                          7            25            10           (11)           14
                                                                    ---------     ---------     ---------     ---------     ---------
34     Total other marketing and trading                                    2            26           (11)          (14)            3
                                                                    ---------     ---------     ---------     ---------     ---------
35  Transmission for others                                                 3             4             4             4            15
36  Other miscellaneous services                                            4             8             8             7            27
                                                                    ---------     ---------     ---------     ---------     ---------
37        Total electric operating revenues                         $     446     $     720     $   1,568     $     798     $   3,532
                                                                    =========     =========     =========     =========     =========

    ELECTRIC SALES (GWH)

    Retail sales
38     Residential                                                      1,877         2,370         3,506         2,028         9,781
39     Business                                                         2,736         3,379         3,674         2,965        12,754
                                                                    ---------     ---------     ---------     ---------     ---------
40        Total retail                                                  4,613         5,749         7,180         4,993        22,535
                                                                    ---------     ---------     ---------     ---------     ---------
    Wholesale electricity delivered
41     Traditional contracts                                              331           391           538           350         1,610
42     Retail load hedge management                                       232           585         5,155           702         6,674
       Marketing and trading -- delivered
43        Generation sales other than native load                         396           215           163           720         1,494
44        Other delivered electricity                                   2,029         2,404         4,737         3,049        12,219
                                                                    ---------     ---------     ---------     ---------     ---------
45        Total delivered marketing and trading                         2,425         2,619         4,900         3,769        13,713
                                                                    ---------     ---------     ---------     ---------     ---------
46     Total delivered wholesale electricity                            2,988         3,595        10,593         4,821        21,997
                                                                    ---------     ---------     ---------     ---------     ---------
47        Total electric sales                                          7,601         9,344        17,773         9,814        44,532
                                                                    =========     =========     =========     =========     =========

----------
(a)  The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 37 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 32 are included in lines 28 and 31. For example, line 32 shows that a prior-period mark-to-market gain of $2 million was transferred to "realized" for the total year 2000. Lines 28 and 31 include amounts totaling $2 million of realized revenues for the year 2000.

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR
                                                                    ---------     ---------     ---------     ---------    ----------
    MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS
       (DOLLARS IN  MILLIONS)

    REALIZED AND MARK-TO-MARKET COMPONENTS
    Current Period Effects
       Realized margin on delivered commodities
          Electricity
48           Generation sales other than native load                $       2     $       6     $       7     $      39     $      54
49           Other electricity marketing and trading (a)                    3            28            33             5            69
                                                                    ---------     ---------     ---------     ---------     ---------
50           Total electricity                                              5            34            40            44           123
51        Other commodities (a)                                            (5)            1            (4)           (1)           (9)
                                                                    ---------     ---------     ---------     ---------     ---------
52        Total realized margin                                            --            35            36            43           114
                                                                    ---------     ---------     ---------     ---------     ---------
       Prior-period mark-to-market (gains) losses on contracts
          delivered during current period (b)
53        Electricity (a)                                                  --            --           (18)           (2)           (2)
54        Other commodities (a)                                            --            --             1            --            --
          Charge related to trading activities with Enron
55           and its affiliates                                            --            --            --            --            --
                                                                    ---------     ---------     ---------     ---------     ---------
56        Subtotal                                                         --            --           (17)           (2)           (2)
                                                                    ---------     ---------     ---------     ---------     ---------
57     Total current period effects (b)                                    --            35            19            41           112
                                                                    ---------     ---------     ---------     ---------     ---------
    Change in mark-to-market gains (losses) for
       future period deliveries (b)
58     Electricity                                                          2            27             6           (10)            7
59     Other commodities                                                    5            (2)            4            (1)            7
                                                                    ---------     ---------     ---------     ---------     ---------
60     Total future period effects                                          7            25            10           (11)           14
                                                                    ---------     ---------     ---------     ---------     ---------
61  Total gross margin                                              $       7     $      60     $      29     $      30     $     126
                                                                    =========     =========     =========     =========     =========

    BY COMMODITY SOLD OR TRADED

62  Electricity                                                             7            61            28            32           128
63  Natural gas                                                            --            (1)            3             3             5
64  Coal                                                                   --            --            (2)           --            (2)
65  Emission allowances                                                    --            --            --            (5)           (5)
66  Other                                                                  --            --            --            --            --
                                                                    ---------     ---------     ---------     ---------     ---------
67     Total gross margin                                           $       7     $      60     $      29     $      30     $     126
                                                                    =========     =========     =========     =========     =========

----------
(a)  The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 57 and in line 61 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 49. The opposites of amounts included in line 54 are included in line 51. For example, line 53 shows that a prior-period mark-to-market gain of $2 million was transferred to "realized" for the total year 2000. A $2 million realized gain is included in the $69 million on line 49 for the total year 2000.
(b)  Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR
                                                                    ---------     ---------     ---------     ---------    ----------
    AVERAGE ELECTRIC CUSTOMERS

    Retail customers
68     Residential                                                    746,528       742,485       746,742       761,386       749,285
69     Business                                                        92,667        93,343        94,479        96,024        94,128
                                                                    ---------     ---------     ---------     ---------     ---------
70        Total                                                       839,195       835,828       841,221       857,410       843,413
71  Wholesale customers                                                    67            67            67            67            67
                                                                    ---------     ---------     ---------     ---------     ---------
72        Total customers                                             839,262       835,895       841,288       857,477       843,480
                                                                    =========     =========     =========     =========     =========

73  Customer Growth (% over prior year)                                   4.0%          4.1%          4.1%          4.2%          4.1%

    RETAIL ELECTRIC SALES (GWH) - WEATHER NORMALIZED

74  Residential                                                         1,933         2,218         3,393         1,926         9,470
75  Business                                                            2,736         3,276         3,626         3,005        12,643
                                                                    ---------     ---------     ---------     ---------     ---------
76        Total                                                         4,669         5,494         7,019         4,931        22,113
                                                                    =========     =========     =========     =========     =========

    RETAIL ELECTRICITY USAGE
       (KWH/AVERAGE CUSTOMER)

77  Residential                                                         2,514         3,192         4,695         2,664        13,054
78  Business                                                           29,525        36,200        38,887        30,878       135,496

    RETAIL ELECTRICITY USAGE - WEATHER NORMALIZED
       (KWH/AVERAGE CUSTOMER)

79  Residential                                                         2,589         2,987         4,544         2,530        12,639
80  Business                                                           29,525        35,096        38,379        31,294       134,317

    ELECTRICITY DEMAND (MW)

81  System peak demand                                                  3,315         5,095         5,478         4,331         5,478

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR
                                                                    ---------     ---------     ---------     ---------    ----------
    ENERGY SOURCES (GWH)

    Generation production
82     Nuclear                                                          2,325         2,090         2,348         2,078         8,841
83     Coal                                                             2,828         3,163         3,343         3,175        12,509
84     Gas, oil and other                                                 323           526         1,046           889         2,784
                                                                    ---------     ---------     ---------     ---------     ---------
85        Total                                                         5,476         5,779         6,737         6,142        24,134
                                                                    ---------     ---------     ---------     ---------     ---------
    Purchased power
86     Firm load                                                           51           819         1,550            95         2,515
87     Marketing and trading                                            2,261         2,989         9,893         3,750        18,893
                                                                    ---------     ---------     ---------     ---------     ---------
88        Total                                                         2,312         3,808        11,443         3,845        21,408
                                                                    ---------     ---------     ---------     ---------     ---------
89        Total energy sources                                          7,788         9,587        18,180         9,987        45,542
                                                                    =========     =========     =========     =========     =========

    POWER PLANT PERFORMANCE

    Capacity Factors
90     Nuclear                                                             98%           88%           98%           87%           93%
91     Coal                                                                76%           85%           88%           84%           83%
92     Gas, oil and other                                                  13%           21%           40%           34%           27%
93     System average                                                      63%           67%           77%           70%           69%

    Generation Capacity Out of Service (average MW/day)
94     Nuclear                                                             27           129            21           143            80
95     Coal                                                               223           124            85           187           155
96     Gas                                                                  8            43            16            20            22
97        Total                                                           258           296           122           350           257

98  Generation Fuel Cost ($/MWh)                                    $   10.65     $   12.69     $   14.77     $   16.28     $   13.72

See Glossary of Terms.

                                                          Last Updated 4/23/2002

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2000

Line                                                                 1ST QTR       2ND QTR       3RD QTR       4TH QTR     TOTAL YEAR
                                                                    ---------     ---------     ---------     ---------    ----------
    ENERGY MARKET INDICATORS (a)

    Electricity Average Daily Spot Prices ($/MWh)
       On-Peak
99        Palo Verde                                                $   30.52     $   90.49     $  170.40     $  154.33     $  111.44
100       SP15                                                      $   31.40     $   82.67     $  152.74     $  162.59     $  107.35
       Off-Peak
101       Palo Verde                                                $   22.97     $   31.91     $   61.48     $   95.72     $   53.02
102       SP15                                                      $   24.52     $   32.45     $   66.28     $  119.72     $   60.74

    WEATHER INDICATORS

    Actual
103    Cooling degree-days                                                 71         1,712         2,547           253         4,583
104    Heating degree-days                                                459             9            --           500           968
105    Average humidity                                                    37%           23%           29%           46%           34%
    10-Year Averages
106    Cooling degree-days                                                 71         1,458         2,454           398         4,381
107    Heating degree-days                                                556            35            --           435         1,026
108    Average humidity                                                    45%           25%           34%           40%           36%

    ECONOMIC INDICATORS

    Building Permits -- Metro Phoenix (b)
109    Single-family                                                    8,163         9,605         8,331         6,410        32,509
110    Multi-family                                                     3,208         2,651         2,417         1,952        10,228
                                                                    ---------     ---------     ---------     ---------     ---------
111       Total                                                        11,371        12,256        10,748         8,362        42,737
                                                                    =========     =========     =========     =========     =========
    Arizona Job Growth (c)
112    Payroll job growth (% over prior year)                             4.4%          4.0%          3.9%          3.4%          3.9%
113    Unemployment rate (%, seasonally adjusted)                         4.1%          3.9%          3.8%          3.7%          3.9%

Sources:

----------
(a)  This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

See Glossary of Terms.